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Morgan Stanley Flexible Income Trust
Item 77O - Transactions effected pursuant to Rule 10f-3

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
                                                                      AMOUNT OF     % OF        % OF
                    PURCHASE/               OFFERING                  SHARES        OFFERING    FUNDS
SECURITIES          TRADE      SIZE         PRICE       TOTAL AMOUNT  PURCHASED BY  PURCHASED   TOTAL                   PURCHASED
PURCHASED           DATE       OF OFFERING  OF SHARES   OF OFFERING   FUND          BY FUND     ASSETS  BROKERS         FROM
------------------ ---------- ------------- ---------- ------------- -------------- ---------- -------- --------------- -----------
Missouri Higher                                                                                         Morgan
Education Loan                                                                                          Stanley;
1.3567% due                                                                                             BMO Capital     BMO Capital
8/27/2029            5/19/2010 822,500,000   100.000     $822,500,000    $175,000    0.021       0.17   Markets         Markets

                                                                                                        BofA
New York NY City                                                                                        Merrill Lynch,
Transitional                                                                                            Citi,
5.267%                                                                                                  Morgan          Merrill
due 5/1/2027         5/19/2010 740,000,000   100.000      250,000,000      90,000    0.036      0.08    Stanley         Lynch

                                                                                                        Credit
                                                                                                        Suisse;
                                                                                                        JP
                                                                                                        Morgan;
Discovery                                                                                               RBS; BofA
Communications                                                                                          Merrill
LLC 5.050% due                                                                                          Lynch;
6/1/2020             5/26/2010 3,000,000,000  99.675    1,300,000,000     155,000    0.012     0.15     Citi            JP Morgan

                                                                                                        Credit
                                                                                                        Suisse,
                                                                                                        Goldman
                                                                                                        Sachs,
                                                                                                        BofA
                                                                                                        Merrill
                                                                                                        Lynch,
                                                                                                        Citi,
                                                                                                        Morgan
Genzyme Corp.                                                                                           Stanley,
3.625% due                                                                                              RBS,
6/15/2015            6/14/2010 1,000,000,000  99.684      500,000,000     105,000    0.021     0.10     Wells Fargo     CSFB


                                                                                                        BofA
                                                                                                        Merrill Lynch;
                                                                                                        HSBC
                                                                                                        Securities
                                                                                                        (USA), Daiwa
                                                                                                        Capital
                                                                                                        Markets
                                                                                                        America;
                                                                                                        JP Morgan,
                                                                                                        Wells Fargo
                                                                                                        Securities,
                                                                                                        k Mitsubishi
Pall Corp.                                                                                              UFJ
5.00% due                                                                                               Securities      Banc of
6/15/2020            6/15/2010 375,000,000    99.465      375,000,000     100,000    0.027     0.10     (USA)           America

                                                                                                        Citi, BofA
Digital Realty                                                                                          Merrill Lynch,
Trust LP 4.500%                                                                                         Credit Suisse,
due 7/15/2015        6/30/2010 375,000,000    99.697      375,000,000     300,000    0.080     0.29     Morgan Stanley  CSFB

                                                                                                        BofA
                                                                                                        Merrill Lynch;
                                                                                                        JP Morgan,
                                                                                                        Goldman
Fidelity National                                                                                       Sachs,
Information 7.625%                                                                                      Wells Fargo     Banc of
due 7/15/2017         7/8/2010 1,100,000,000 100.000      600,000,000      315,000    0.053     0.30    Securities      America

                                                                                                        Deutsche
                                                                                                        Bank
                                                                                                        Securities,
                                                                                                        BofA
                                                                                                        Merrill Lynch,
                                                                                                        JP Morgan,
                                                                                                        Morgan
                                                                                                        Stanley,
Wynn Las Vegas                                                                                          RBS, UBS        Deutsche
LLC 7.750% due                                                                                          Investment      Bank
8/15/2020            7/21/2010 1,320,000,000 100.000    1,320,000,000     395,000    0.030     0.37     Bank            Securities

                                                                                                        JP Morgan,
                                                                                                        BofA Merrill
                                                                                                        Lynch, Wells
                                                                                                        Fargo
                                                                                                        Securities,
Range Resources                                                                                         Mitsubishi
Copr. 6.750% due                                                                                        UFJ
8/1/2020             7/29/2010 500,000,000   100.000      500,000,000     600,000    0.120     0.55     Securities      JP Morgan


                                                                                                        BofA
                                                                                                        Merrill
                                                                                                        Lynch,
                                                                                                        Barclays
                                                                                                        Capital,
                                                                                                        BNP
                                                                                                        Paribas,
                                                                                                        JP Morgan,
                                                                                                        RBS,
Expedia Inc.                                                                                            Mitsubishi
5.950% due                                                                                              UFJ
8/15/2020             8/2/2010 750,000,000    99.893      750,000,000     150,000    0.020     0.14     Securities      JP Morgan

                                                                                                        JP Morgan,
                                                                                                        BofA
                                                                                                        Merrill
                                                                                                        Lynch,
                                                                                                        Citi,
                                                                                                        Deutsche
                                                                                                        Bank
                                                                                                        Securities,
Omnicom Group Inc.                                                                                      HSBC,
4.450% due                                                                                              Morgan
8/15/2020             8/2/2010 1,000,000,000  99.654    1,000,000,000     155,000    0.016     0.14     Stanley         JP Morgan

                                                                                                        Barclays
                                                                                                        Capital,
                                                                                                        JP Morgan,
                                                                                                        Wells Fargo
                                                                                                        Securities,
                                                                                                        BofA
                                                                                                        Merrill
                                                                                                        Lynch,
                                                                                                        BMO Capital
                                                                                                        Markets,
                                                                                                        BNP Paribas,
                                                                                                        Credit
                                                                                                        Suisse, RBC
                                                                                                        Captial
PetroHawk Energy                                                                                        Markets,
Corp. 7.250% due                                                                                        Morgan          Barclays
8/15/2018             8/3/2010 825,000,000   100.000      825,000,000     325,000    0.039     0.50     Stanley         Capital

                                                                                                        Deutsche
                                                                                                        Bank
                                                                                                        Securities,
                                                                                                        JP Morgan,
                                                                                                        BofA
                                                                                                        Merrill
                                                                                                        Lynch, BMO
                                                                                                        Capital
                                                                                                        Markets,
                                                                                                        Wells Fargo
                                                                                                        Securities,
QEP Resources                                                                                           Mitsubishi      Deutsche
Inc. 6.875% due                                                                                         UFJ             Bank
3/1/2021             8/11/2010 625,000,000    99.074      625,000,000     250,000    0.040     0.23     Securities      Securities




                                                                                                        BofA
                                                                                                        Merrill
                                                                                                        Lynch,
                                                                                                        JP Morgan,
                                                                                                        Goldman
Warner Chilcott                                                                                         Sachs,
Co. LLC 7.750%                                                                                          Morgan         Banc of
due 9/15/2018        8/12/2010 750,000,000   100.000      750,000,000     140,000    0.019     0.13     Stanley        America

                                                                                                        BofA
                                                                                                        Merrill
Ingram Micro Inc.                                                                                       Lynch,
5.250% due                                                                                              Morgan         Banc of
9/1/2017             8/16/2010 300,000,000    99.998      300,000,000     165,000    0.055     0.15     Stanley        America

                                                                                                        BofA
                                                                                                        Merrill
                                                                                                        Lynch,
                                                                                                        JP Morgan,
                                                                                                        Credit
                                                                                                        Suisse,
                                                                                                        Barclays
                                                                                                        Capital,
                                                                                                        Goldman
                                                                                                        Sachs,
                                                                                                        Wells
                                                                                                        Fargo
                                                                                                        Securities,
Davita Inc.                                                                                             Mitsubishi
6.375% due                                                                                              UFJ             Banc of
11/1/2018            10/5/2010 1,550,000,000 100.000      775,000,000     535,000    0.069     0.50     Securities      America

                                                                                                        Wells
                                                                                                        Fargo,
                                                                                                        BofA
                                                                                                        Merrill
                                                                                                        Lynch,
                                                                                                        Barclays
                                                                                                        Capital,
                                                                                                        Morgan
                                                                                                        Stanley,
Markwest Energy                                                                                         RBC
Partners LP 6.750%                                                                                      Capital        Wachovia
due 11/1/2020       10/19/2010 500,000,000   100.000      500,000,000     350,000    0.070     0.32     Markets        Securities

                                                                                                        JP Morgan,
                                                                                                        BofA
                                                                                                        Merrill
                                                                                                        Lynch,
                                                                                                        Barclays
                                                                                                        Capital,
                                                                                                        Citi,
                                                                                                        Credit
                                                                                                        Suisse,
                                                                                                        Goldman
                                                                                                        Sachs,
                                                                                                        Deutsche
                                                                                                        Bank
Sunguard Data                                                                                           Securities,
Systems Inc. 7.375%                                                                                     Morgan
due 11/15/2018       11/1/2010 1,600,000,000 100.000      900,000,000     340,000    0.038     0.32     Stanley       JP Morgan


                                                                                                        Barclay
                                                                                                        Capital,
                                                                                                        RBS
                                                                                                        Securities,
                                                                                                        Morgan
                                                                                                        Stanley & Co,
                                                                                                        Bank of
                                                                                                        America
                                                                                                        Securities
                                                                                                        LLC,
                                                                                                        Deutsche
                                                                                                        Bank
                                                                                                        Securities
                                                                                                        Inc.,
Cincinnati Bell                                                                                         Wells Fargo
Inc. 8.375% due                                                                                         Securities,    Barclays
10/15/2020           10/7/2010 500,000,000   100.000      500,000,000     135,000    0.270     0.12     LLC.           Capital

                                                                                                        JPMorgan,
                                                                                                        BofA
                                                                                                        Merrill
                                                                                                        Lynch,
                                                                                                        BNP
                                                                                                        Paribas,
                                                                                                        RBC
                                                                                                        Capital
                                                                                                        Markets,
                                                                                                        Wells Fargo
                                                                                                        Securities,
Exco Resources,                                                                                         Mitsubishi
Inc. 7.500% due                                                                                         UFJ
9/15/2018            9/10/2010 750,000,000    98.530      750,000,000     525,000    0.070     0.49     Securities

                                                                                                        JPMorgan,
                                                                                                        Deutsche
                                                                                                        Bank
                                                                                                        Securities,
                                                                                                        Credit
                                                                                                        Agricole
                                                                                                        CIB,
                                                                                                        RBS,
                                                                                                        Mitsubishi
                                                                                                        UFJ
                                                                                                        Securities,
UHS Escrow Corp.                                                                                        SunTrust
7.000% due                                                                                              Robinson
10/1/2018            9/15/2010 250,000,000   100.000      250,000,000     225,000    0.090     0.21     Humphrey

                                                                                                        JPMorgan,
                                                                                                        Morgan
Ukraine                                                                                                 Stanley,
Government 7.75%                                                                                        VTB
due 9/23/2020        9/16/2010 500,000,000   100.000      500,000,000     100,000    0.007     0.090    Capital

                                                                                                        JPMorgan,
                                                                                                        Credit
                                                                                                        Suisse,
                                                                                                        Deutsche
                                                                                                        Bank
                                                                                                        Securities,
                                                                                                        Morgan
GenOn Energy,                                                                                           Stanley,
Inc. 9.875% due                                                                                         Goldman,
10/15/2020           9/20/2010 1,225,000,000  97.676      550,000,000     500,000    0.091     0.45     Sachs & Co

                                                                                                        HSBS
                                                                                                        Securities
                                                                                                        USA,
                                                                                                        Santander
                                                                                                        Investment
                                                                                                        Securities
                                                                                                        Inc., JP
                                                                                                        Morgan
                                                                                                        Securities
                                                                                                        Inc., BNP
                                                                                                        Paribas
                                                                                                        Securities
                                                                                                        Corp.,
                                                                                                        Citigroup
                                                                                                        Global
                                                                                                        Markets,
                                                                                                        Credit
                                                                                                        Agricole
                                                                                                        Securities
                                                                                                        (USA),
Gerdau SA 144A                                                                                          Morgan
5.75% due 1/30/21    9/23/2010 1,250,000,000  99.051    1,250,000,000     100,000    0.008    0.090     Stanley & Co.
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